UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2010

TRICO MARINE SERVICES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-33402	72-1252405
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10001 Woodloch Forest Drive, Suite 610 The Woodlands, Texas	77380
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 780-9926

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 28, 2010 (the “Grant Date”), upon authorization of the Board of Directors (the “Board”) of Trico Marine Services, Inc. (the “Company”), the Compensation Committee (the “Committee”) approved grants of stock appreciation awards (the “Awards”) and phantom stock awards (the “Phantom Stock”) pursuant to the Company’s Amended and Restated 2004 Stock Incentive Plan (the “Plan”) to the following executive officers (each an “Executive”) of the Company:

	Number of Stock	Number of Phantom
	Appreciation Awards	Stock Awards	Total Equity Value
Name of Executive	vesting ratably	vesting ratably	of Grant as of
Officer	over three years	over three years	April 28, 2010
Joseph Compofelice	176,601	50,394	$329,788

Geoff Jones	61,792	30,648	$146,500

Rishi Varma	75,208	37,303	$178,309

D. Michael Wallace	19,539	9,691	$46,324

Tomas Salazar	19,539	9,691	$46,324

Each award of Phantom Stock represents the right to receive the fair market value of one share of the Company’s stock. The Phantom Stock will vest ratably over a three-year period and were granted pursuant to and are subject to the terms and conditions of the Plan. The Phantom Stock entitles each Executive to receive a cash settlement unless, prior to a vesting date, the Committee of the Company’s Board elects to make the payment in the form of Company common stock. The Phantom Stock will expire on April 28, 2017.

The Awards are rights to receive a payment in cash in an amount equal to any appreciation or increase in the Fair Market Value of shares of the Company’s common stock over a three-year period and have an exercise price of $2.39 per award. The Awards were granted pursuant to and are subject to the terms and conditions of the Plan. Capitalized terms used and not otherwise defined herein have the meaning given in the Plan.

The foregoing summary of the terms of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Amended and Restated 2004 Stock Incentive Plan (incorporated by reference to Annex A to the Company’s Proxy Statement on Schedule 14A filed April 28, 2006).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2010

TRICO MARINE SERVICES, INC.

By:	/s/ Suzanne B. Kean

	Name:	Suzanne B. Kean
	Title:	Vice President and General Counsel

Exhibit Index

Exhibit Number	Description

10.1	Amended and Restated 2004 Stock Incentive Plan (incorporated by reference to Annex A to the Company’s Proxy Statement on Schedule 14A filed April 28, 2006).